UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2004

SENIOR HOUSING PROPERTIES TRUST

Maryland (State or Other Jurisdiction of Incorporation)	001-15319 (Commission File Number)	04-3445278 (I.R.S. Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

617-796-8350

Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 27, 2004, Senior Housing Properties Trust, or the Company, issued a press release setting forth the Company’s results of operations and financial condition for the quarter and nine months ended September 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST By: /s/ John R. Hoadley Name: John R. Hoadley Title: Treasurer and Chief Financial Officer

Date: October 28, 2004